UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 2004

Bear Stearns Asset Backed Securities I LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-113636 (Commission File Number)	20-0842986 (IRS Employer Identification No.)
383 Madison Avenue, New York, New York (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Asset Backed Securities I Trust 2004-FR2, Asset-Backed Certificates, Series 2004-FR2, which was made on October 25, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 5.05 of the Pooling and Servicing Agreement for the distribution on October 25, 2004.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES I LLC, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: October 28, 2004
Bear Stearns Asset Backed Securities I LLC
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Administrator:
Rita Lopez 312.904.0351
rita.lopez@abnamro.com
Analyst:
Julie Kang 714.259.6208
julie.kang@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Shortfall Summary Report
Bond Interest Reconciliation
Bond Principal Reconciliation
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Page 2-5
Page 6-14

Page 19-27
Page 28-36
Page 37-45

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BS004FR2
BS004FR2_200410_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
31-Aug-04
27-Sep-04
25-Jan-29
Parties to The Transaction
Issuer: Bear Stearns & Co. Inc.
Depositor: Bear Stearns Asset Backed Securities, Inc.
Underwriter: Bear Stearns Asset Backed Securities, Inc.
Master Servicer: EMC Mortgage Corporation
Rating Agency: Standard & Poor's Ratings Services/Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
6.875273%
1.840000%
1.932500%
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Bear Stearns Asset Backed Securities I LLC
Asset-Backed Certificates
Series 2004-FR2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
347
REMIC II
Statement Date:
ABN AMRO Acct: 722034.3
982.913665741
26.907531815
0.000000000
956.006133926
1.567201230
2.142500000%
0.00
0.00
0.000000000
2.05000000%
0.000000000
073879FC7
I-A-1
96,889,000.00
95,233,522.16
2,607,043.85
0.00
92,626,478.31
151,844.56
1000.000000000
0.000000000
0.000000000
1000.000000000
1.835555418
2.452500000%
0.00
0.00
0.000000000
2.36000000%
0.000000000
073879FD5
I-A-2
32,363,000.00
32,363,000.00
0.00
0.00
32,363,000.00
59,404.08
985.398593293
32.324461646
0.000000000
953.074131647
1.609484359
2.192500000%
0.00
0.00
0.000000000
2.10000000%
0.000000000
073879FE3
II-A
243,910,000.00
240,348,570.89
7,884,259.44
0.00
232,464,311.45
392,569.33
1000.000000000
0.000000000
0.000000000
1000.000000000
1.936666667
2.582500000%
0.00
0.00
0.000000000
2.49000000%
0.000000000
073879FF0
M-1
30,276,000.00
30,276,000.00
0.00
0.00
30,276,000.00
58,634.52
1000.000000000
0.000000000
0.000000000
1000.000000000
1.960000000
2.612500000%
0.00
0.00
0.000000000
2.52000000%
0.000000000
073879FG8
M-2
8,214,000.00
8,214,000.00
0.00
0.00
8,214,000.00
16,099.44
1000.000000000
0.000000000
0.000000000
1000.000000000
2.364444242
3.132500000%
0.00
0.00
0.000000000
3.04000000%
0.000000000
073879FH6
M-3
16,428,000.00
16,428,000.00
0.00
0.00
16,428,000.00
38,843.09
1000.000000000
0.000000000
0.000000000
1000.000000000
2.520000000
3.332500000%
0.00
0.00
0.000000000
3.24000000%
0.000000000
073879FJ2
M-4
7,041,000.00
7,041,000.00
0.00
0.00
7,041,000.00
17,743.32
1000.000000000
0.000000000
0.000000000
1000.000000000
2.792222601
3.682500000%
0.00
0.00
0.000000000
3.59000000%
0.000000000
073879FK9
M-5
5,867,000.00
5,867,000.00
0.00
0.00
5,867,000.00
16,381.97
1000.000000000
0.000000000
0.000000000
1000.000000000
2.908888700
3.832500000%
0.00
0.00
0.000000000
3.74000000%
0.000000000
073879FL7
M-6
5,867,000.00
5,867,000.00
0.00
0.00
5,867,000.00
17,066.45
1000.000000000
0.000000000
0.000000000
1000.000000000
4.270000000
5.582500000%
0.00
0.00
0.000000000
5.49000000%
0.000000000
073879FM5
M-7
4,694,000.00
4,694,000.00
0.00
0.00
4,694,000.00
20,043.38
1000.000000000
0.000000000
0.000000000
1000.000000000
4.542221986
5.932500000%
0.00
0.00
0.000000000
5.84000000%
0.000000000
073879FN3
M-8A
4,694,000.00
4,694,000.00
0.00
0.00
4,694,000.00
21,321.19
1000.000000000
0.000000000
0.000000000
1000.000000000
4.542221986
5.932500000%
0.00
0.00
0.000000000
5.84000000%
0.000000000
073879FP8
M-8B
4,694,000.00
4,694,000.00
0.00
0.00
4,694,000.00
21,321.19
1000.000000000
0.000000000
0.000000000
1000.000000000
191.880739675
0.00
1,621,205.51
191.880739675
N/A
0.000000000
073879FQ6
CE
8,449,026.79
8,449,026.79
0.00
0.00
8,449,026.79
1,621,205.51
1000.000000000
0.000000000
0.000000000
1000.000000000
260798.300000000
0.00
26,079.83
260798.300000000
N/A
0.000000000
073879FR4
P
100.00
100.00
0.00
0.00
100.00
26,079.83
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879FT0
R-II
0.00
0.00
0.00
0.00
0.00
0.00
21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
6.875273%
1.840000%
1.932500%
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Bear Stearns Asset Backed Securities I LLC
Asset-Backed Certificates
Series 2004-FR2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
347
REMIC II
Statement Date:
ABN AMRO Acct: 722034.3
Total P&I Payment
0.00
1,647,285.34
469,386,126.79
464,169,219.84
12,969,861.15
Total
453,677,916.55
10,491,303.29
0.00
2,478,557.86
21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
6.875273%
1.840000%
1.932500%
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Bear Stearns Asset Backed Securities I LLC
Asset-Backed Certificates
Series 2004-FR2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
347
REMIC III
Statement Date:
ABN AMRO Acct: 722034.3
1000.000000000
0.000000000
0.000000000
1000.000000000
191.880739675
0.00
1,621,205.51
191.880739675
N/A
0.000000000
N
073879FQ6
CE
8,449,026.79
8,449,026.79
0.00
0.00
8,449,026.79
1,621,205.51
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSR858
R-III
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
1,621,205.51
0.00
0.00
1,621,205.51
Total
0.00
0.00
0.00
1,621,205.51
21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
6.875273%
1.840000%
1.932500%
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Bear Stearns Asset Backed Securities I LLC
Asset-Backed Certificates
Series 2004-FR2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
347
REMIC IV
Statement Date:
ABN AMRO Acct: 722034.3
1000.000000000
0.000000000
0.000000000
1000.000000000
260798.300000000
0.00
26,079.83
260798.300000000
N/A
0.000000000
073879FR4
P
100.00
100.00
0.00
0.00
100.00
26,079.83
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879FU7
R-X
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
26,079.83
100.00
100.00
26,079.83
Total
100.00
0.00
0.00
26,079.83
21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Statement Date:
Cash Reconciliation Summary
Interest Summary
Total Trustee Fees
Available Interest
2,490,575.30
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
353,923.89
42,757.32
10,094,622.08
0.00
0.00
0.00
12,983,387.14
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
464,169,119.84
353,923.89
10,137,379.40
0.00
0.00
0.00
453,677,816.55
2,723
54
0
0
2,669
172,647.96
Extra Principal
Trigger Event
No
0.00
10,491,303.29
Over Collateralization Amt
8,449,026.79
Less Extra Principal
Remittance Interest
0.00
2,490,575.30
0.00
10,137,379.40
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(1,508.55
2,492,083.85
Total Fees
174,156.51
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.01
0
0.00
1,508.55
LPMI Fees
0.00
0.00
0.00
0.00
0.00

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Statement Date:
Cash Reconciliation Summary Group I Loans - Fixed 1st Lien
Interest Summary
Total Trustee Fees
Available Interest
243,685.76
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
49,155.93
11,742.26
0.00
0.00
0.00
0.00
304,741.46
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
48,466,223.57
49,155.93
11,742.26
0.00
0.00
0.00
48,405,325.38
187
0
0
0
187
20,194.26
Extra Principal
Trigger Event
No
0.00
60,898.19
Over Collateralization Amt
8,449,026.79
Less Extra Principal
Remittance Interest
0.00
243,685.76
0.00
11,742.26
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(157.52
243,843.27
Total Fees
20,351.78
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.01
0
0.00
157.52
LPMI Fees
0.00
0.00
0.00
0.00
0.00

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Statement Date:
Cash Reconciliation Summary Group I Loans - Fixed 2nd Lien
Interest Summary
Total Trustee Fees
Available Interest
89,366.47
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
17,395.42
1,709.08
300,624.21
0.00
0.00
0.00
409,129.95
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
10,698,283.73
17,395.42
302,333.29
0.00
0.00
0.00
10,378,555.02
272
5
0
0
267
3,353.97
Extra Principal
Trigger Event
No
0.00
319,728.71
Over Collateralization Amt
8,449,026.79
Less Extra Principal
Remittance Interest
0.00
89,366.47
0.00
302,333.29
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(34.77
89,401.24
Total Fees
3,388.74
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.01
0
0.00
34.77
LPMI Fees
0.00
0.00
0.00
0.00
0.00

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Statement Date:
Cash Reconciliation Summary Group I Loans - ARM-228
Interest Summary
Total Trustee Fees
Available Interest
442,730.54
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
38,013.97
6,459.03
2,175,686.96
0.00
0.00
0.00
2,663,190.60
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
92,337,400.97
38,013.97
2,182,145.99
0.00
0.00
0.00
90,117,241.01
285
6
0
0
279
33,896.04
Extra Principal
Trigger Event
No
0.00
2,220,159.96
Over Collateralization Amt
8,449,026.79
Less Extra Principal
Remittance Interest
0.00
442,730.54
0.00
2,182,145.99
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(300.10
443,030.64
Total Fees
34,196.14
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.01
0
0.00
300.10
LPMI Fees
0.00
0.00
0.00
0.00
0.00

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Statement Date:
Cash Reconciliation Summary Group I Loans - ARM-327
Interest Summary
Total Trustee Fees
Available Interest
44,382.03
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
4,539.70
1,717.29
0.00
0.00
0.00
0.00
50,669.65
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
9,423,936.57
4,539.70
1,717.29
0.00
0.00
0.00
9,417,679.58
32
0
0
0
32
3,926.64
Extra Principal
Trigger Event
No
0.00
6,256.99
Over Collateralization Amt
8,449,026.79
Less Extra Principal
Remittance Interest
0.00
44,382.03
0.00
1,717.29
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(30.63
44,412.66
Total Fees
3,957.27
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.01
0
0.00
30.63
LPMI Fees
0.00
0.00
0.00
0.00
0.00

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Statement Date:
Cash Reconciliation Summary Group II Loans - Fixed 1st Lien
Interest Summary
Total Trustee Fees
Available Interest
319,128.50
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
61,559.69
11,040.94
1,144,834.02
0.00
0.00
0.00
1,536,766.52
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
62,575,932.62
61,559.69
1,155,874.96
0.00
0.00
0.00
61,358,497.97
319
6
0
0
313
22,300.65
Extra Principal
Trigger Event
No
0.00
1,217,434.65
Over Collateralization Amt
8,449,026.79
Less Extra Principal
Remittance Interest
0.00
319,128.50
0.00
1,155,874.96
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(203.37
319,331.87
Total Fees
22,504.02
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.01
0
0.00
203.37
LPMI Fees
0.00
0.00
0.00
0.00
0.00

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Statement Date:
Cash Reconciliation Summary Group II Loans - Fixed 2nd Lien
Interest Summary
Total Trustee Fees
Available Interest
101,608.36
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
21,497.59
1,845.11
133,853.13
0.00
0.00
0.00
258,843.03
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
11,948,570.64
21,497.59
135,698.24
0.00
0.00
0.00
11,791,374.81
423
4
0
0
419
4,585.89
Extra Principal
Trigger Event
No
0.00
157,195.83
Over Collateralization Amt
8,449,026.79
Less Extra Principal
Remittance Interest
0.00
101,608.36
0.00
135,698.24
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(38.83
101,647.20
Total Fees
4,624.72
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.01
0
0.00
38.83
LPMI Fees
0.00
0.00
0.00
0.00
0.00

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Statement Date:
Cash Reconciliation Summary Group II Loans - ARM 228
Interest Summary
Total Trustee Fees
Available Interest
1,137,353.03
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
149,875.42
7,808.79
5,959,888.71
0.00
0.00
0.00
7,255,611.69
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
210,995,360.72
149,875.42
5,967,697.50
0.00
0.00
0.00
204,877,787.80
1,118
31
0
0
1,087
78,976.60
Extra Principal
Trigger Event
No
0.00
6,117,572.92
Over Collateralization Amt
8,449,026.79
Less Extra Principal
Remittance Interest
0.00
1,137,353.03
0.00
5,967,697.50
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(685.73
1,138,038.77
Total Fees
79,662.34
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.01
0
0.00
685.73
LPMI Fees
0.00
0.00
0.00
0.00
0.00

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Statement Date:
Cash Reconciliation Summary Group II Loans - ARM 327
Interest Summary
Total Trustee Fees
Available Interest
86,240.77
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
11,886.17
434.82
379,735.05
0.00
0.00
0.00
478,354.41
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
17,723,411.02
11,886.17
380,169.87
0.00
0.00
0.00
17,331,354.98
87
2
0
0
85
5,413.91
Extra Principal
Trigger Event
No
0.00
392,056.04
Over Collateralization Amt
8,449,026.79
Less Extra Principal
Remittance Interest
0.00
86,240.77
0.00
380,169.87
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(57.60
86,298.37
Total Fees
5,471.51
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.01
0
0.00
57.60
LPMI Fees
0.00
0.00
0.00
0.00
0.00

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Interest Adjustments Summary
Statement Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
26,079.83
26,079.83
Total Excess Allocated to the Bonds
26,079.83
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
26,079.83
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Class
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Bond Interest Reconciliation
Additions
Accrual
Method Days
Statement Date:
Accrued
Certificate
Interest
Deposits
from YM
Agreement
Prior
Int Carry-Fwd
Shortfall
Prior
Shortfall
Reimbursement
Other
Interest
Proceeds
Other
Interest
Losses
Current
Int Carry-Fwd
Shortfall
Current Basis
Risk Carry-Fwd
Shortfall
Remaining
Int Carry-Fwd
Shortfall
Remaining Basis
Risk Carry-Fwd
Shortfall
Net Cap Rate
in Effect
Y/N
Distributable
Certificate
Interest
Interest
Payment
Amount
Deductions
Outstanding
0.00
CE
30
1,621,205.51
1,621,205.51
30/360
0.00
1,621,205.51
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
I-A-1
28
151,844.56
151,844.56
Act/360
0.00
0.00
151,844.56
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
I-A-2
28
59,404.08
59,404.08
Act/360
0.00
0.00
59,404.08
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
II-A
28
392,569.33
392,569.33
Act/360
0.00
0.00
392,569.33
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
M-1
28
58,634.52
58,634.52
Act/360
0.00
0.00
58,634.52
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
M-2
28
16,099.44
16,099.44
Act/360
0.00
0.00
16,099.44
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
M-3
28
38,843.09
38,843.09
Act/360
0.00
0.00
38,843.09
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
M-4
28
17,743.32
17,743.32
Act/360
0.00
0.00
17,743.32
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
M-5
28
16,381.97
16,381.97
Act/360
0.00
0.00
16,381.97
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
M-6
28
17,066.45
17,066.45
Act/360
0.00
0.00
17,066.45
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
M-7
28
20,043.38
20,043.38
Act/360
0.00
0.00
20,043.38
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
M-8A
28
21,321.19
21,321.19
Act/360
0.00
0.00
21,321.19
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
M-8B
28
21,321.19
21,321.19
Act/360
0.00
0.00
21,321.19
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
P
30
26,079.83
26,079.83
30/360
0.00
26,079.83
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
1,647,285.34
0.00
831,272.52
2,478,557.86
2,478,557.86
0.00
0.00
0.00
0.00
0.00
0.00
(2) Interest Carry-Forward Shortfall is unpaid interest with interest thereon
(3) Basis Risk Carry-Forward Shortfall - difference between LIBOR plus margin and the Net Rate Cap.
21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Bond Principal Reconciliation
Credit Support
Original
Current(4)
ABN AMRO
LaSalle Bank
N.A.
Statement Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
CE
NA
NA
6/26/2034
8,449,026.79
0.00
0.00
8,449,026.79
8,449,026.79
0.00
0.00
0.00
0.00
0.00
P
NA
NA
6/26/2034
100.00
0.00
0.00
100.00
100.00
0.00
0.00
0.00
0.00
0.00
I-A-1
59.52%
59.86%
1/25/2029
92,626,478.31
0.00
0.00
95,233,522.16
96,889,000.00
109,105.02
0.00
0.00
0.00
2,497,938.83
I-A-2
59.52%
59.86%
6/26/2034
32,363,000.00
0.00
0.00
32,363,000.00
32,363,000.00
0.00
0.00
0.00
0.00
0.00
II-A
59.52%
59.86%
6/26/2034
232,464,311.45
0.00
0.00
240,348,570.89
243,910,000.00
244,818.87
0.00
0.00
0.00
7,639,440.57
M-1
56.24%
56.46%
6/26/2034
30,276,000.00
0.00
0.00
30,276,000.00
30,276,000.00
0.00
0.00
0.00
0.00
0.00
M-2
55.35%
55.53%
6/26/2034
8,214,000.00
0.00
0.00
8,214,000.00
8,214,000.00
0.00
0.00
0.00
0.00
0.00
M-3
53.56%
53.69%
6/26/2034
16,428,000.00
0.00
0.00
16,428,000.00
16,428,000.00
0.00
0.00
0.00
0.00
0.00
M-4
52.80%
52.90%
6/26/2034
7,041,000.00
0.00
0.00
7,041,000.00
7,041,000.00
0.00
0.00
0.00
0.00
0.00
M-5
52.16%
52.24%
6/26/2034
5,867,000.00
0.00
0.00
5,867,000.00
5,867,000.00
0.00
0.00
0.00
0.00
0.00
M-6
51.53%
51.58%
6/26/2034
5,867,000.00
0.00
0.00
5,867,000.00
5,867,000.00
0.00
0.00
0.00
0.00
0.00
M-7
51.02%
51.05%
6/26/2034
4,694,000.00
0.00
0.00
4,694,000.00
4,694,000.00
0.00
0.00
0.00
0.00
0.00
M-8A
50.51%
50.53%
12/26/2030
4,694,000.00
0.00
0.00
4,694,000.00
4,694,000.00
0.00
0.00
0.00
0.00
0.00
M-8B
50.00%
50.00%
6/26/2034
4,694,000.00
0.00
0.00
4,694,000.00
4,694,000.00
0.00
0.00
0.00
0.00
0.00
464,169,219.84
0.00
6/26/2034
0.00
0.00
353,923.89
0.00
10,137,379.40
0.00
460,937,100.00
445,228,889.76
21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
R-I
073879FS2
NR
NR
NR
R-II
073879FT0
NR
NR
NR
CE
073879FQ6
NR
NR
NR
R-III
9ABSR858
NR
NR
NR
P
073879FR4
NR
NR
NR
R-X
073879FU7
NR
NR
NR
I-A-1
073879FC7
NR
Aaa
AAA
I-A-2
073879FD5
NR
Aaa
AAA
II-A
073879FE3
NR
Aaa
AAA
M-1
073879FF0
NR
Aa2
AA+
M-2
073879FG8
NR
Aa3
AA
M-3
073879FH6
NR
A2
AA-
M-4
073879FJ2
NR
A3
A+
M-5
073879FK9
NR
Baa1
A
M-6
073879FL7
NR
Baa2
BBB+
M-7
073879FM5
NR
Baa3
BBB
M-8A
073879FN3
NR
Ba2
BB+
M-8B
073879FP8
NR
Ba2
BB+
Cert-Insurance
NR
NR
NR

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
0.56%
0.73%
0.04%
0.02%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Oct-04
15
3,309,170
1
82,177
0
0
0
0
2,653
450,286,469
99.40%
99.25%
0.22%
0.32%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
6
1,505,320
0
0
0
0
0
0
2,717
462,663,800
99.78%
99.68%

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group I Loans - Fixed 1st Lien
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Oct-04
0
0
0
0
0
0
0
0
187
48,405,325
100.00%
100.00%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
0
0
0
0
0
0
0
0
187
48,466,224
100.00%
100.00%

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group I Loans - Fixed 2nd Lien
0.37%
0.09%
0.37%
0.79%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Oct-04
1
9,537
1
82,177
0
0
0
0
265
10,286,841
99.25%
99.12%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
0
0
0
0
0
0
0
0
272
10,698,284
100.00%
100.00%

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group I Loans - ARM-228
0.72%
0.97%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Oct-04
2
871,302
0
0
0
0
0
0
277
89,245,939
99.28%
99.03%
0.70%
0.97%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
2
896,202
0
0
0
0
0
0
283
91,441,199
99.30%
99.03%

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group I Loans - ARM-327
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Oct-04
0
0
0
0
0
0
0
0
32
9,417,680
100.00%
100.00%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
0
0
0
0
0
0
0
0
32
9,423,937
100.00%
100.00%

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group II Loans - Fixed 1st Lien
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Oct-04
0
0
0
0
0
0
0
0
313
61,358,498
100.00%
100.00%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
0
0
0
0
0
0
0
0
319
62,575,933
100.00%
100.00%

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group II Loans - Fixed 2nd Lien
0.24%
0.46%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Oct-04
1
53,669
0
0
0
0
0
0
418
11,737,706
99.76%
99.54%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
0
0
0
0
0
0
0
0
423
11,948,571
100.00%
100.00%

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group II Loans - ARM 228
0.92%
0.98%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Oct-04
10
2,015,864
0
0
0
0
0
0
1,077
202,861,924
99.08%
99.02%
0.36%
0.29%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
4
609,118
0
0
0
0
0
0
1,114
210,386,243
99.64%
99.71%

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Group II Loans - ARM 327
1.18%
2.07%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Oct-04
1
358,799
0
0
0
0
0
0
84
16,972,556
98.82%
97.93%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
0
0
0
0
0
0
0
0
87
17,723,411
100.00%
100.00%

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Oct-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I Loans - Fixed 1st Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Oct-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I Loans - Fixed 2nd Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Oct-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I Loans - ARM-228
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Oct-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I Loans - ARM-327
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Oct-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II Loans - Fixed 1st Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Oct-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II Loans - Fixed 2nd Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Oct-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II Loans - ARM 228
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Oct-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II Loans - ARM 327
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Oct-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
25-Oct-04
2,669
97.23%
453,677,817
96.65%
1.98%
2.17%
0
0.00%
0
0.00%
347
6.88%
6.37%
54
10,094,622
0.00
0.00
0.00
0.00
27-Sep-04
2,723
99.20%
464,169,120
98.89%
0.80%
1.03%
0
0.00%
0
0.00%
348
6.88%
6.37%
22
4,858,020
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - Fixed 1st Lien
25-Oct-04
187
6.81%
48,405,325
10.31%
0.00%
0.00%
0
0.00%
0
0.00%
348
6.54%
6.03%
0
0
0.00
0.00
0.00
0.00
27-Sep-04
187
6.81%
48,466,224
10.33%
0.00%
0.00%
0
0.00%
0
0.00%
349
6.54%
6.03%
0
0
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - Fixed 2nd Lien
25-Oct-04
267
9.73%
10,378,555
2.21%
1.84%
2.81%
0
0.00%
0
0.00%
235
10.53%
10.02%
5
300,624
0.00
0.00
0.00
0.00
27-Sep-04
272
9.91%
10,698,284
2.28%
0.73%
0.81%
0
0.00%
0
0.00%
236
10.52%
10.02%
2
87,022
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - ARM-228
25-Oct-04
279
10.16%
90,117,241
19.20%
2.11%
2.36%
0
0.00%
0
0.00%
355
6.26%
5.75%
6
2,175,687
0.00
0.00
0.00
0.00
27-Sep-04
285
10.38%
92,337,401
19.67%
1.72%
1.55%
0
0.00%
0
0.00%
356
6.27%
5.76%
5
1,458,364
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group I Loans - ARM-327
25-Oct-04
32
1.17%
9,417,680
2.01%
0.00%
0.00%
0
0.00%
0
0.00%
355
6.16%
5.65%
0
0
0.00
0.00
0.00
0.00
27-Sep-04
32
1.17%
9,423,937
2.01%
0.00%
0.00%
0
0.00%
0
0.00%
356
6.16%
5.65%
0
0
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Loans - Fixed 1st Lien
25-Oct-04
313
11.40%
61,358,498
13.07%
1.88%
1.83%
0
0.00%
0
0.00%
347
6.62%
6.12%
6
1,144,834
0.00
0.00
0.00
0.00
27-Sep-04
319
11.62%
62,575,933
13.33%
0.00%
0.00%
0
0.00%
0
0.00%
349
6.62%
6.12%
0
0
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Loans - Fixed 2nd Lien
25-Oct-04
419
15.26%
11,791,375
2.51%
0.95%
1.12%
0
0.00%
0
0.00%
219
10.71%
10.20%
4
133,853
0.00
0.00
0.00
0.00
27-Sep-04
423
15.41%
11,948,571
2.55%
0.47%
0.34%
0
0.00%
0
0.00%
220
10.71%
10.21%
2
40,765
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Loans - ARM 228
25-Oct-04
1,087
39.60%
204,877,788
43.65%
2.77%
2.82%
0
0.00%
0
0.00%
355
6.97%
6.47%
31
5,959,889
0.00
0.00
0.00
0.00
27-Sep-04
1,118
40.73%
210,995,361
44.95%
1.15%
1.53%
0
0.00%
0
0.00%
356
6.97%
6.47%
13
3,271,870
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group II Loans - ARM 327
25-Oct-04
85
3.10%
17,331,355
3.69%
2.30%
2.14%
0
0.00%
0
0.00%
355
6.34%
5.84%
2
379,735
0.00
0.00
0.00
0.00
27-Sep-04
87
3.17%
17,723,411
3.78%
0.00%
0.00%
0
0.00%
0
0.00%
356
6.34%
5.84%
0
0
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I LLC
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-04
25-Oct-04
27-Sep-04
26-Nov-04
22-Oct-04
Asset-Backed Certificates
Series 2004-FR2
ABN AMRO Acct: 722034.3
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
21-Oct-2004 - 15:57 (R844-R867) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..